UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2006
Adams Respiratory Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51445	75-2725552

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Mill Ridge Lane, Chester, New Jersey 07930

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 879-1400
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED MAY 24, 2006
EX-99.2 SLIDE PRESENTATION PRESENTED MAY 25, 2006

Item 8.01. Other Events.
     On May 24, 2006, Adams Respiratory Therapeutics, Inc. (the “Company”) issued a press release announcing the acquisition of certain rights and assets related to the manufacture and sale of the Delsym product line from UCB, Inc. Delysm is the only FDA-approved, over-the-counter long-acting liquid cough suppressant. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     On May 25, 2006 at 8 a.m. (EDT), the Company will conduct a conference call to discuss the acquisition. A live audio webcast of the conference call will include a slide presentation that contains, among other things, forward-looking information about the Company and its business. The slides that the Company will use in connection with this conference call are furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.
     Certain statements in the slide presentation constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management’s expectations and are based on currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to differ materially from those expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, the Company’s ability to: effectively utilize its sales and marketing infrastructure and advertising to successfully commercialize Delsym with minimal cost; retain Delsym’s competitive position as the only over-the-counter 12-hour liquid cough syrup; retain and recruit key personnel; increase expenditures on advertising and marketing; achieve projected net factory sales, product gross margins and pretax margins with little incremental cost incurred and other risk factors set forth under the headings “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Adams’ Rule 424(b)(4) Prospectus filed with the SEC on December 9, 2005 and under Item 1A. Risk Factors in Adams’ Quarterly Report on Form 10-Q for the period ended March 31, 2006.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
          The following exhibits are furnished herewith:

Exhibit
Number	Description
99.1	Press release dated May 24, 2006.
99.2	Slide presentation to be presented May 25, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC.
(Registrant)

May 25, 2006	By:	/s/ Walter E. Riehemann

Walter E. Riehemann
Executive Vice President, Chief Legal
and Compliance Officer

EXHIBIT INDEX

99.1	Press release dated May 24, 2006.

99.2	Slide presentation to be presented May 25, 2006.